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                                                                      EXHIBIT 21

                        SUBSIDIARIES OF IDEX CORPORATION

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                                                                                     JURISDICTION OF
SUBSIDIARY                                                                            INCORPORATION
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
BAND-IT CLAMPS (ASIA) PTE., LTD.                                                       SINGAPORE
BAND-IT COMPANY LTD.                                                                 UNITED KINGDOM
BAND-IT R.S.A. (PTY) LTD. (51% OWNED)                                                 SOUTH AFRICA
BAND-IT-IDEX, INC.                                                                      DELAWARE
BLAGDON HOLDINGS, LTD.                                                               UNITED KINGDOM
BLAGDON PUMP LTD.                                                                    UNITED KINGDOM
CLASS 1, INC.                                                                           DELAWARE
CLASSIC ENGINEERING INC.                                                                DELAWARE
CORKEN, INC.                                                                            DELAWARE
DOMINATOR PUMP AB                                                                        SWEDEN
FAST and FLUID MANAGEMENT SARL                                                           FRANCE
FAST IBERICA S.A.                                                                        SPAIN
FAST LLC                                                                                DELAWARE
FAST SRL                                                                                 ITALY
FAST U.K. LTD.                                                                       UNITED KINGDOM
FLUID MANAGEMENT AUSTRALIA PTY., LTD.                                                  AUSTRALIA
FLUID MANAGEMENT CANADA, INC.                                                            CANADA
FLUID MANAGEMENT EASTERN EUROPE SP. Z O.O.                                               POLAND
FLUID MANAGEMENT EUROPE B.V.                                                          NETHERLANDS
FLUID MANAGEMENT GMBH                                                                   GERMANY
FLUID MANAGEMENT OPERATIONS, LLC                                                        DELAWARE
FLUID MANAGEMENT SERVICOS E VENDAS LTD.                                                  BRAZIL
FLUID MANAGEMENT, INC.                                                                  DELAWARE
FM DELAWARE, INC.                                                                       DELAWARE
FM INVESTMENT, INC.                                                                     DELAWARE
GAST ASIA, INC.                                                                         MICHIGAN
GAST MANUFACTURING COMPANY LTD.                                                      UNITED KINGDOM
GAST MANUFACTURING, INC.                                                                MICHIGAN
GODIVA LIMITED                                                                       UNITED KINGDOM
GODIVA PRODUCTS LTD.                                                                 UNITED KINGDOM
HALE PRODUCTS EUROPE GMBH                                                               GERMANY
HALE PRODUCTS EUROPE LIMITED                                                         UNITED KINGDOM
HALE PRODUCTS, INC.                                                                   PENNSYLVANIA
HALOX TECHNOLOGIES, INC.                                                                DELAWARE
HEMINA S.P.A. (30%)                                                                      ITALY
IDEX ASIA PACIFIC PTE. LTD.                                                            SINGAPORE
IDEX EUROPE GMBH                                                                        GERMANY
IDEX FINANCE, INC.                                                                      DELAWARE
IDEX HOLDINGS, INC.                                                                     DELAWARE
IDEX INDIA PRIVATE LTD                                                                   INDIA
IDEX LEASING GMBH                                                                       GERMANY
IDEX RECEIVABLE CORPORATION                                                             DELAWARE
IDEX SERVICE CORPORATION                                                                DELAWARE
IDEX TECHNOLOGY (SUZHOU) COMPANY LTD                                                     CHINA
IDEX TRADING (SHANGHAI) COMPANY LTD                                                      CHINA
ISMATEC GMBH                                                                            GERMANY
ISMATEC SA                                                                            SWITZERLAND
J.L. WHITE TECHNICAL SALES                                                             CALIFORNIA
JOHNSON PUMP (UK) LTD.                                                               UNITED KINGDOM
KNIGHT EQUIPMENT (CANADA) LTD.                                                           CANADA
KNIGHT EQUIPMENT AUSTRALIA PTY., LTD.                                                  AUSTRALIA
KNIGHT EQUIPMENT INTERNATIONAL B.V.                                                   NETHERLANDS
KNIGHT INC.                                                                             DELAWARE
KNIGHT INTERNATIONAL B.V.                                                             NETHERLANDS
KNIGHT SOUTH EUROPE S.L.                                                                 SPAIN
KNIGHT U.K. LTD.                                                                     UNITED KINGDOM
KNIGHT, LLC                                                                             DELAWARE
LIQUID CONTROLS EUROPE SPA                                                               ITALY
LIQUID CONTROLS (INDIA) PVT. LTD                                                         INDIA
LIQUID CONTROLS, LLC                                                                    DELAWARE
LUBRIQUIP, INC.                                                                         DELAWARE
LUKAS HYDRAULIK GMBH                                                                    GERMANY
MANFRED VETTER GMBH & CO. KC                                                            GERMANY
MANFRED VETTER VERWATUNGS                                                               GERMANY
M. BOS SRL                                                                               ITALY
MICROPUMP LIMITED                                                                    UNITED KINGDOM
MICROPUMP, INC.                                                                         DELAWARE
PULSAFEEDER EUROPE B.V.                                                               NETHERLANDS
PULSAFEEDER, INC.                                                                       DELAWARE
PUMPER PARTS EUROPE LTD                                                              UNITED KINGDOM
PUMPER PARTS LLC                                                                        DELAWARE
RHEODYNE EUROPE GMBH                                                                    GERMANY
RHEODYNE, LLC                                                                           DELAWARE
S.A.M.P.I. SPA                                                                           ITALY
SAPPHIRE ENGINEERING, INC.                                                           MASSACHUSETTS
SCIVEX, INC                                                                             DELAWARE
SIGNFIX HOLDINGS                                                                     UNITED KINGDOM
SPONSLER                                                                                DELAWARE
SYSTEC LLC                                                                              DELAWARE
TESPA GMBH                                                                              GERMANY
TIANJIN DINGLEE MACHINE AND MOTOR CO. LTD.                                               CHINA
TREBOR INTERNATIONAL, INC.                                                                UTAH
UPCHURCH SCIENTIFIC, INC.                                                              WASHINGTON
VERSA-MATIC AB                                                                           SWEDEN
VERSA-MATIC ASIA SDN BHD (50%)                                                          MALAYSIA
VERSA-MATIC TOOL INC.                                                                     OHIO
VIKING PUMP (EUROPE) LTD.                                                               IRELAND
VIKING PUMP LATIN AMERICA S.A. DE C.V.                                                   MEXICO
VIKING PUMP OF CANADA, INC.                                                             ONTARIO
VIKING PUMP, INC.                                                                       DELAWARE
WARREN RUPP (EUROPE) LTD.                                                            UNITED KINGDOM
WARREN RUPP, INC.                                                                       DELAWARE
WRIGHTECH, INC.                                                                         DELAWARE
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